UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2026

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd.

5th Floor

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

310-553-8871

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated 2016 Incentive Award Plan

On September 16, 2026, Houlihan Lokey, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan (the “Second A&R Plan”), which the Company’s board of directors (the “Board”) had previously adopted on July 22, 2026, subject to stockholder approval. The Second A&R Plan became effective as of September 16, 2026, the date of the Annual Meeting.

The Second A&R Plan makes the following material amendments to the Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan (the “Existing Plan”):

•	Changes the aggregate number of shares reserved for issuance to 12 million shares as of the effective date of the Second A&R Plan;

•

Reinstates the automatic annual increase of the number of shares reserved for issuance that expired in 2025, but decreases the size of the increase from 6% to 1% of the Company’s Class A Common Stock and Class B Common Stock outstanding on the last day of the immediately preceding fiscal year (on an as-converted basis);

•	Changes the aggregate number of shares which may be granted as incentive stock options to 12 million shares as of the effective date of the Second A&R Plan;

•	Removes the Existing Plan’s fixed expiration date so that the Second A&R Plan will remain in effect unless and until terminated by the plan administrator, subject to share availability;

•

Removes provisions intended to enable awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, due to changes in law pursuant to the Tax Cuts and Jobs Act of 2017 eliminating this concept, including the individual award limit; and

•	Amends the definition of eligible consultants to include any individual or entity that qualifies as a consultant under the Form S-8 rules.

The foregoing description of the Second A&R Plan is not complete and is subject to, and qualified in its entirety by, the terms of the Second A&R Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Election of Thomas Reichert to the Board of Directors

On September 16, 2026, the Board elected Thomas Reichert as an independent Class I director of the Company, effective as of October 1, 2026. Mr. Reichert’s term will expire at the Company’s 2028 annual meeting of stockholders and upon the election and qualification of his successor. Effective as of October 1, 2026, Mr. Reichert will also serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

Mr. Reichert brings to the Board over three decades of experience in the technology, business and sustainability consulting services industry. From February 2022 to April 2026, Mr. Reichert served as Global CEO of ERM, a professional services firm focused on energy transition and sustainability and a portfolio company of KKR, and thereafter transitioned to a Senior Advisor role. Mr. Reichert has served as a member of the board of directors of Insight Enterprises, Inc., a technology company, since August 2024, where he serves on its Audit Committee and its Nominating and Governance Committee. From 1995 to January 2022, Mr. Reichert held a number of leadership positions at Boston Consulting Group, including CEO of Global Practices and Global Digital Leader from 2017 to January 2022. Mr. Reichert earned an undergraduate degree from the University of Bayreuth, an M.B.A. from Indiana University and a Ph.D. in Economics from the University of Bayreuth.

There are no arrangements or understandings between Mr. Reichert and any other person pursuant to which Mr. Reichert was selected as our director. There are no transactions in which Mr. Reichert has a material interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Reichert has entered into the Company’s standard form of indemnification agreement for directors.

Mr. Reichert will receive the standard compensation received by non-employee directors under the Company’s Director Compensation Program (the “Compensation Program”). As part of the Compensation Program, effective as of the effective date of his election to the Board, the Board granted Mr. Reichert an award of restricted shares of Class A common stock under the Second A&R Plan. The award has a value equal to $120,000, and will vest in substantially equal installments on the first, second and third anniversaries of the effective date of his election, subject to his continuing service through the applicable vesting date, and will vest in full upon a termination of his service due to his death or disability.

Retirement of Named Executive Officer and Appointment of Chief Legal Officer

On September 16, 2026, Christopher M. Crain retired as General Counsel of the Company and was appointed to serve as Corporate Senior Advisor. In connection with his retirement as General Counsel, Mr. Crain ceased to be an executive officer of the Company. Also on September 16, 2026, the Board appointed Prabha Sipi Bhandari as Chief Legal Officer and Secretary of the Company, and, in the capacity of Chief Legal Officer, Ms. Bhandari serves as an executive officer of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the following proposals, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on July 24, 2026 (the “Proxy”), as supplemented by the Supplement to the Proxy filed with the U.S. Securities and Exchange Commission on September 8, 2026 (the “Proxy Supplement” and, together with the Proxy, the “Proxy Materials”): (1) to elect Class II directors to the Company’s board of directors, each to serve until the Company’s 2029 annual meeting of stockholders, and until a successor has been duly elected and qualified; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Materials; (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027; and (4) to approve the Second Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan. Following is the final tabulation of votes cast at the meeting:

Proposal 1: Election of Class II Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Irwin N. Gold	189,762,384	14,740,276	3,033,049
R. Scott Mund	202,409,608	2,093,052	3,033,049
Cyrus D. Walker	179,420,227	25,082,433	3,033,049

Proposal 2: Approval of Non-Binding, Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,851,865	10,634,593	16,202	3,033,049

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,058,555	1,466,760	10,394	0

Proposal 4: Approval of the Second Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,991,591	42,486,557	24,512	3,033,049

Item 7.01. Regulation FD Disclosure.

On September 22, 2026, the Company issued a press release announcing the appointment of Ms. Bhandari as Chief Legal Officer and Secretary of the Company and the transition of Mr. Crain from General Counsel to Corporate Senior Advisor, each as described in Item 5.02 above.

The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Houlihan Lokey, Inc. 2016 Incentive Award Plan.

99.1	Press Release dated September 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2026	Houlihan Lokey, Inc.

	By:	/s/ Prabha Sipi Bhandari
Name: Prabha Sipi Bhandari
Position: Chief Legal Officer and Secretary